STATE OF NEVADA



   ROSS MILLER                                               SCOTT ANDERSON
   Secretary of State                                       Deputy Secretary
                                                       for Commercial Recordings
                                [GRAPHIC OMITTED]

                                  OFFICE OF THE
                               SECRETARY OF STATE


                             Filing Acknowledgement
                                                                January 22, 2007


Job Number                            Corporation Number
C20070122-1575                        C27596-1997


Document Filing Number

Amendment                            20070043001-77



Date/Time of Filing
January 22, 2007 01:48:05 PM

Corporation Name                                   Resident Agent
CORPORATION TRUST COMPANY OF NEVADA
ONCOLOGIX TECH, INC.












 The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the fixture.

                                            Respectfully,

                                            /s/  ROSS MILLER
                                            -----------------------------------
                                                 ROSS MILLER Secretary of State

                          Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

                                    Filed in the office of  [Document Number
                                    /s/  ROSS MILLER        20070043001-77
DEAN HELLER                              ROSS MILLER        Filing Date and Time
Secretary of State                  Secterary of State      01/22/2007  1:48PM
204 Nirth Carson Street, Suite 1    State of Nevada         Entity Number
Carson City, Nevada 89701-4299                              C27596-1997
(775) 584 5701
Webetta:  secretaryofstate.biz


===================================
    CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390
===================================

Important,Read attached instructions before completing form   above space for
                                                              office use only


             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385and 78.390 - After Issuance of Stock)


1.   Name of corporation: BestNet Communlcat:iona Corp
                          ------------------------------------------------------

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2 The articles have been amended as follows (provide article numbers, if available):
A. Article 1 of the Articles of Incorporation shall be amended as follows:
--------------------------------------------------------------------------------
1. Then name of the Corporation is Oncologix Tech Inc.
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B. The first paragraph of Article 4 of the Articles of incorporation shall be
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amended as follows:
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2.The authorized capital stock of this corporation shall be two hundred million
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(200,000,000) shares of common stock; $.001 par value and ten million
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(10,000,000) shares of preforred stock, $.001 par value. Such shares may be
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issued from time to time for such consideration as may be,fixed by the Board
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of Directors. (The second paragraph of Article 4 shall be unchanged)
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3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 53.82% *

4. Effective date of filing (optonal):
                                      ------------------------------------------
                                      (Must not be later than 60 days after the
                                       Certificate is filed)

5. Officer Signature (required):  /s/  Michael A. Kramarz
                               -------------------------------------------------
                                       Michael A. Kramarz; Treasurer

*if any proposed amendment would alter or chance any preference of any relative or other right given to any class or series of 'outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regard less of limitations or restrictions on the voting power thereof.


 IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


 This form must be accompanied by appropriate fees     Nevada Secretary of State
                                                       AM 78.388 Amend
                                                       Revised on

NV000-12/12/2005 CT Nav System Online